UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                         ______________________

                               FORM 8-K
                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)  April 5, 2006

                        WELLSTONE FILTERS, INC.
	 ______________________________________________________
         (Exact name of registrant as specified in its charter)


         Delaware                     0-28161            33-0619264
   ____________________________	    ____________      ___________________
   (State or other jurisdiction     (Commission       (I.R.S. Employer
         of incorporation)          File Number)      Identification No.)


     250 Crown Boulevard, Timberlake, North Carolina          27583
     _______________________________________________	    __________
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code    336-597-8300


                                     N/A
	 ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre - commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre - commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


ITEM 8.01.   OTHER EVENTS.


      On April 5, 2006, the Registrant issued a press release announcing that the Registrant has partnered with JT Davenport, a major supplier to convenience store in the Southeastern United States, to stock supplies of the Registrant's products. The entire text of the press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.




ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

      Exhibit 99.1      Press Release, dated April 5, 2006



                                   SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WELLSTONE FILTERS, INC.




Date: April 6, 2006                        By: /s/ Learned Jeremiah Hand
___________________			       _________________________
                                           Name:   Learned Jeremiah Hand
                                           Title:  Chief Executive Officer